PREPAYMENTS	12 Months Ended
Sep. 30, 2022
Prepayments
PREPAYMENTS

NOTE 4—PREPAYMENTS

Prepayments consisted of the following:

	September 30, 2022	September 30, 2021
Prepayments:
Speedprop Global Sdn. Bhd. (1)	$1,206,757	$-
ARX Media Sdn. Bhd. (2)	2,469,425	-
Other third-party vendors (3)	593,429
Less: allowance for doubtful account	-	-
Total prepayments	$4,269,611	$-

The Company currently operates its business through its GETBATS, SEEBATS, and PAYBATS websites and mobile applications. The satisfactory performance, reliability, and availability of the Company’s information technology systems are critical to its ability to drive more Internet traffic to its advertising websites and mobile apps and provide effective digital advertising services for brands and retailers, especially when the Company starts to expand its business from Malaysia to neighboring countries such as Indonesia, Philippine and Thailand.

(1)	On June 19, 2022, the Company entered into an agreement with third-party vendor Speedprop Global Sdn. Bhd. (“Speedprop”), pursuant to which, Speedprop will help the Company develop Augmented Reality (“AR”) travel guide app with key commercial objective to provide personalized instant rebates, voucher distribution, and ad placements for merchants. Total contract price amounted to MYR10.8 million (approximately $2.3 million). As of September 30, 2022, the Company had made prepayment of $1,206,757 (MYR5,594,400) to Speedprop based on contracted payment terms and the progress of the app development. The remaining payment will be made when Speedprop completes the debugging and technical testing and delivers the app to the Company, which is expected to be around March 2023.

(2)	In order to upgrade the Company’s existing software and operating systems to increase the data processing capability, to diversify the Company’s business operation model, and to support its future business expansion, on August 1, 2022, the Company signed a contract with a third-party technology solution company, ARX Media Sdn. Bhd. (“ARX”), to conduct software application design and development for the Company’s Virtual Reality Rebate Mall project (the “Starbox VR Rebate Mall project”). Pursuant to the contract, ARX will help the Company conduct market research, feasibility study, VR Mall Data Management system software conceptualization, visualization, system coding, testing, and debugging, to initialize and rollout the application as a progressive web portal, which can be further developed into a mobile app to allow integration to various platforms. Total contract price for this project amounted to MYR13.5 million (approximately $2.9 million). As of September 30, 2022, the Company had made prepayment of $2,469,425 (MYR11.4 million) to ARX based on contracted payment terms and the progress of the project. The remaining payment will be made when ARX completes the debugging and technical testing and delivers the application to the Company, which is expected to be around April 2023.

(3)	Prepayments to other vendors primarily include prepayment to third-party vendors and service providers for domain renewal services, promotion and advertisement system integration services, and rental deposits.

As of September 30, 2022 and as of the date of this report, there was no allowance for doubtful accounts recorded as the Company considers all of the prepayments fully realizable.